UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2008
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 15, 2008, American International Group, Inc. (“AIG”) announced that its Board of Directors elected Robert B. Willumstad to succeed Martin J. Sullivan as Chief Executive Officer effective June 15, 2008. Mr. Willumstad has been Chairman of the Board of Directors since November 2006 and he will continue to serve in that role. In connection with Mr. Willumstad’s appointment, Mr. Sullivan is leaving AIG and its Board of Directors.
Mr. Willumstad, age 62, is a co-founder and a partner in Brysam Global Partners, a private equity investment firm. Mr. Willumstad is the former President and Chief Operating Officer of Citigroup Inc., where he served in executive positions for more than five years until his retirement in September 2005. Mr. Willumstad will become a member of the Finance Committee of the Board of Directors and will cease to be an ex-officio member of the other committees of the Board of Directors.
In addition, the Board of Directors appointed Stephen F. Bollenbach as Lead Independent Director. As Lead Independent Director, Mr. Bollenbach will serve as an ex-officio member of each committee of the Board of Directors of which he is not currently member. Mr. Bollenbach is currently a member of the Audit Committee and the Chairman of the Regulatory, Compliance and Legal Committee.
Compensation arrangements for Mr. Willumstad and transition arrangements for Mr. Sullivan have not yet been determined.
A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective June 15, 2008, the Board of Directors amended the By-laws of AIG to provide for a Chairman of the Board of Directors, who may also serve as Chief Executive Officer, and to create the position of Lead Independent Director. A copy of AIG’s Amended By-laws is filed herewith as Exhibit 3.1 and is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 3.1	American International Group, Inc. By-laws, as amended on June 15, 2008.
Exhibit 99.1	Press release of American International Group, Inc. dated June 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: June 16, 2008	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary